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                                                                    EXHIBIT 10.6

            ASSUMPTION OF OFFICERS' AND EMPLOYEES' STOCK OPTION PLAN


          THIS ASSUMPTION OF STOCK OPTION PLAN (the "Assumption") is made as of the 1st day of July, 2001.

                                WITNESSETH THAT:

          WHEREAS, Old Florida Bank (the "Bank") and Old Florida Bankshares, Inc. ("Bankshares") entered into an Agreement and Plan of Share Exchange (the "Agreement") pursuant to which the Bank has been reorganized as a wholly-owned subsidiary of Bankshares through a share exchange transaction (the "Share Exchange"); and

          WHEREAS, the Bank has in effect an Officers' and Employees' Stock Option Plan, as amended (the "Plan"); and

          WHEREAS, Bankshares and the Bank desire to set forth in this Assumption the assumption by Bankshares of the Plan and the options issued thereunder ("Options").

          NOW, THEREFORE, the parties agree as follows:

          1. Adoption of Recitals. The parties confirm that the foregoing recitals are true and accurate as of the date hereof and are reflective of the intent of the parties.

          2. Assumption of Plan and Options. Effective July 1,2001, Bankshares shall assume the Plan and the Options, and the obligations of the Bank in connection with the Plan and said Options, as if an original party thereto.

          3. Additional Instruments. Bankshares and the Bank agree to provide from time to time any additional documents, agreements, instruments or writings that may be deemed necessary or appropriate by either party to evidence the assumption by Bankshares of the Plan and the Options.

         IN WITNESS WHEREOF, Bankshares and the Bank have caused this Assumption to be duly executed all as of the date first above written.

OLD FLORIDA BANKSHARES, INC.                   OLD FLORIDA BANK


By: /s/ Larry W. Johnson                       By: /s/ Larry W. Johnson
   ----------------------------                   ----------------------------
   Larry W. Johnson                               Larry W. Johnson
   President and Chief Executive                  President and Chief Executive
   Officer                                        Officer